Exhibit 99.1

AMEDISYS REPORTS SECOND QUARTER 2023 FINANCIAL RESULTS

BATON ROUGE, Louisiana (July 26, 2023) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and six-month periods ended June 30, 2023.
Three-Month Periods Ended June 30, 2023 and 2022

◦Net service revenue decreased $4.9 million to $553.0 million compared to $557.9 million in 2022.
◦Net loss attributable to Amedisys, Inc. of $80.3 million, which is inclusive of $125.5 million in costs associated with our merger transactions, compared to net income attributable to Amedisys, Inc. of $29.6 million in 2022.
◦Net loss attributable to Amedisys, Inc. per diluted share of $2.46 compared to net income attributable to Amedisys, Inc. per diluted share of $0.91 in 2022.

Adjusted Quarterly Results*

•Adjusted EBITDA of $74.6 million compared to $74.4 million in 2022.
•Adjusted net service revenue of $553.0 million compared to $566.3 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. of $44.9 million compared to $48.0 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.37 compared to $1.47 in 2022.

Six-Month Periods Ended June 30, 2023 and 2022

◦Net service revenue increased $6.3 million to $1,109.4 million compared to $1,103.1 million in 2022.
◦Net loss attributable to Amedisys, Inc. of $55.0 million, which is inclusive of $126.2 million in costs associated with our merger transactions, compared to net income attributable to Amedisys, Inc. of $61.3 million in 2022.
◦Net loss attributable to Amedisys, Inc. per diluted share of $1.69 compared to net income attributable to Amedisys, Inc. of $1.87 in 2022.

Adjusted Year to Date Results*

•Adjusted EBITDA of $132.5 million compared to $140.7 million in 2022.
•Adjusted net service revenue of $1,109.4 million compared to $1,111.5 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. of $77.6 million compared to $88.1 million in 2022.
•Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.38 compared to $2.69 in 2022.

* See pages 2 and 14 - 16 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.
The supplemental slides provided in connection with the second quarter 2023 earnings release can be found on the Investor Relations page of our website. In light of the pending merger of the Company with UnitedHealth Group Incorporated, Amedisys will not conduct a quarterly earnings call to discuss the second quarter results and has decided to suspend guidance on 2023 financial performance.

Non-GAAP Financial Measures
This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net (loss) income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net (loss) income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net (loss) income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.
Additional Information
Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is in-patient hospital, palliative and skilled nursing facility ("SNF") care in their homes, home-based recovery and rehabilitation after an operation or injury, care focused on empowering our patients to manage a chronic disease or hospice care at the end of life. More than 3,000 hospitals and 102,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 18,500 employees in 522 care centers within 37 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 455,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.
We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements
When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to, the following: disruption from the proposed merger with UnitedHealth Group with patient, payor, provider, referral source, supplier or management and employee relationships; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with UnitedHealth Group or the inability to complete the proposed transaction on the anticipated terms and timetable; the risk that necessary regulatory approvals for the proposed merger with UnitedHealth Group are delayed, are not obtained or are obtained subject to conditions that are not anticipated; the failure of the conditions to the proposed merger to be satisfied; the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of Amedisys or to satisfy any other condition in a timely manner or at all; the costs related to the proposed transaction; the diversion of management time on merger-related issues; the risk that termination fees may be payable by the Company in the event that the merger agreement is terminated under certain circumstances; reputational risk related to the proposed merger; the risk of litigation or regulatory action related to the proposed merger; changes in Medicare and other medical payment levels; changes in payments and covered services by federal and state governments; future cost containment initiatives undertaken by third-party payors; changes in the episodic versus non-episodic mix of our payors, the case mix of our patients and payment methodologies; staffing shortages driven by the competitive labor market; our ability to attract and retain qualified personnel; competition in the healthcare industry; our ability to maintain or establish new patient referral sources; changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis; the impact of the novel coronavirus pandemic ("COVID-19") on our business, financial condition and results of operations; changes in estimates and judgments associated with critical accounting policies; our ability to consistently provide high-quality care; our ability to keep our patients and employees safe; our access to financing; our ability to meet debt service requirements and comply with covenants in debt agreements; business disruptions due to natural or man-made disasters, climate change or acts of terrorism, widespread protests or civil unrest; our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively; our ability to realize the anticipated benefits of acquisitions, investments and joint ventures; our ability to integrate, manage and keep our information systems secure; the impact of inflation; and changes in laws or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.
Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.
Contact:    Investor Contact:                Media Contact:
Amedisys, Inc.                    Amedisys, Inc.
        Nick Muscato                    Kendra Kimmons
        Chief Strategy Officer             Vice President, Marketing & Communications
    (615) 928- 5452                    (225) 299-3720
        IR@amedisys.com             kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2023	2022	2023	2022
Net service revenue	$552,968	$557,890	$1,109,357	$1,103,147
Operating expenses:
Cost of service, inclusive of depreciation	297,455	316,211	612,465	621,031
General and administrative expenses:
Salaries and benefits	125,504	127,758	251,843	251,238
Non-cash compensation	9,108	5,148	12,381	12,495
Depreciation and amortization	4,725	6,220	9,168	14,228
Other	78,381	54,912	143,326	108,552
Total operating expenses	515,173	510,249	1,029,183	1,007,544
Operating income	37,795	47,641	80,174	95,603
Other income (expense):
Interest income	742	36	1,148	49
Interest expense	(7,502)	(8,311)	(15,019)	(11,484)
Equity in earnings (loss) from equity method investments	7,991	659	8,114	(744)
Merger termination fee	(106,000)	—	(106,000)	—
Miscellaneous, net	4,743	331	4,061	664
Total other expense, net	(100,026)	(7,285)	(107,696)	(11,515)
(Loss) income before income taxes	(62,231)	40,356	(27,522)	84,088
Income tax expense	(18,250)	(11,319)	(28,050)	(23,338)
Net (loss) income	(80,481)	29,037	(55,572)	60,750
Net loss attributable to noncontrolling interests	206	542	543	500
Net (loss) income attributable to Amedisys, Inc.	$(80,275)	$29,579	$(55,029)	$61,250
Basic earnings per common share:
Net (loss) income attributable to Amedisys, Inc. common stockholders	$(2.46)	$0.91	$(1.69)	$1.88
Weighted average shares outstanding	32,579	32,522	32,568	32,538
Diluted earnings per common share:
Net (loss) income attributable to Amedisys, Inc. common stockholders	$(2.46)	$0.91	$(1.69)	$1.87
Weighted average shares outstanding	32,579	32,681	32,568	32,722

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	June 30, 2023 (unaudited)	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$95,377	$40,540
Restricted cash	15,784	13,593
Patient accounts receivable	278,785	296,785
Prepaid expenses	13,774	11,628
Other current assets	22,824	26,415
Total current assets	426,544	388,961
Property and equipment, net of accumulated depreciation of $90,523 and $101,364	36,399	16,026
Operating lease right of use assets	85,142	102,856
Goodwill	1,244,679	1,287,399
Intangible assets, net of accumulated amortization of $17,714 and $14,604	104,744	101,167
Other assets	84,894	79,836
Total assets	$1,982,402	$1,976,245
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$38,557	$43,735
Payroll and employee benefits	123,234	125,387
Accrued expenses	137,359	137,390
Termination fee paid by UnitedHealth Group	106,000	—
Current portion of long-term obligations	31,465	15,496
Current portion of operating lease liabilities	25,786	33,521
Total current liabilities	462,401	355,529
Long-term obligations, less current portion	369,896	419,420
Operating lease liabilities, less current portion	59,634	69,504
Deferred income tax liabilities	28,085	20,411
Other long-term obligations	1,629	4,808
Total liabilities	921,645	869,672
Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 38,030,397 and 37,891,186 shares issued; 32,608,325 and 32,511,465 shares outstanding	38	38
Additional paid-in capital	768,789	755,063
Treasury stock, at cost, 5,422,072 and 5,379,721 shares of common stock	(464,688)	(461,200)
Retained earnings	702,643	757,672
Total Amedisys, Inc. stockholders’ equity	1,006,782	1,051,573
Noncontrolling interests	53,975	55,000
Total equity	1,060,757	1,106,573
Total liabilities and equity	$1,982,402	$1,976,245

AMEDISYS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING
(Amounts in thousands, except statistical information)
(Unaudited)

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2023	2022	2023	2022
Cash Flows from Operating Activities:
Net (loss) income	$(80,481)	$29,037	$(55,572)	$60,750
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of service)	6,199	6,220	11,893	14,228
Non-cash compensation	9,108	5,148	12,381	12,495
Amortization and impairment of operating lease right of use assets	8,349	12,367	16,971	22,463
Loss on disposal of property and equipment	426	526	356	531
Loss on personal care divestiture	—	—	2,186	—
Merger termination fee	106,000	—	106,000	—
Deferred income taxes	5,332	2,798	8,104	6,003
Equity in (earnings) loss from equity method investments	(7,991)	(659)	(8,114)	744
Amortization of deferred debt issuance costs	247	247	495	495
Return on equity method investments	966	718	2,753	2,428
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	15,338	(2,726)	7,862	(21,344)
Other current assets	5,817	(12,350)	1,689	(4,468)
Operating lease right of use assets	(1,019)	(913)	(1,937)	(1,662)
Other assets	355	(27)	244	220
Accounts payable	(1,274)	6,613	(4,731)	4,498
Accrued expenses	4,034	22,046	4,775	29,529
Other long-term obligations	(3,151)	(166)	(3,179)	(223)
Operating lease liabilities	(7,496)	(11,470)	(15,456)	(20,657)
Net cash provided by operating activities	60,759	57,409	86,720	106,030
Cash Flows from Investing Activities:
Proceeds from the sale of deferred compensation plan assets	6	6	25	28
Proceeds from the sale of property and equipment	100	—	100	37
Purchases of property and equipment	(1,394)	(1,880)	(2,744)	(2,782)
Investments in technology assets	(6,457)	(323)	(6,667)	(559)
Purchase of cost method investment	—	—	—	(15,000)
Proceeds from personal care divestiture	—	—	47,787	—
Acquisitions of businesses, net of cash acquired	—	(73,311)	(350)	(73,311)
Net cash (used in) provided by investing activities	(7,745)	(75,508)	38,151	(91,587)
Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	75	686	75	772
Proceeds from issuance of stock under employee stock purchase plan	938	906	1,754	1,891
Shares withheld to pay taxes on non-cash compensation	(2,180)	(80)	(3,488)	(4,762)
Noncontrolling interest contributions	376	300	376	952
Noncontrolling interest distributions	(427)	(303)	(712)	(975)
Proceeds from borrowings under revolving line of credit	15,000	298,500	23,000	298,500
Repayments of borrowings under revolving line of credit	(15,000)	(283,500)	(23,000)	(283,500)
Principal payments of long-term obligations	(5,680)	(3,204)	(60,993)	(6,975)
Purchase of company stock	—	(17,351)	—	(17,351)
Payment of accrued contingent consideration	(4,055)	—	(4,055)	—
Purchase of noncontrolling interest	—	—	(800)	—
Net cash used in financing activities	(10,953)	(4,046)	(67,843)	(11,448)
Net increase (decrease) in cash, cash equivalents and restricted cash	42,061	(22,145)	57,028	2,995
Cash, cash equivalents and restricted cash at beginning of period	69,100	70,909	54,133	45,769
Cash, cash equivalents and restricted cash at end of period	$111,161	$48,764	$111,161	$48,764

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2023	2022	2023	2022
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$6,377	$2,625	$13,031	$4,489
Cash paid for income taxes, net of refunds received	$15,468	$22,426	$15,820	$22,977
Cash paid for operating lease liabilities	$8,516	$12,383	$17,394	$22,319
Cash paid for finance lease liabilities	$2,864	$378	$5,321	$735
Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$7,719	$15,387	$14,802	$26,590
Right of use assets obtained in exchange for finance lease liabilities	$7,154	$1,100	$27,944	$1,316
Reductions to right of use assets resulting from reductions to operating lease liabilities	$14,994	$2,464	$15,135	$2,763
Reductions to right of use assets resulting from reductions to finance lease liabilities	$525	$—	$894	$—
Accrued contingent consideration	$—	$19,195	$—	$19,195
Noncontrolling interest contribution	$—	$—	$—	$8,900
Days revenue outstanding (1)	43.4	46.8	43.4	46.8

(1) Our calculation of days revenue outstanding at June 30, 2023 and 2022 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three-month periods ended June 30, 2023 and 2022, respectively.

AMEDISYS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Amounts in millions, except statistical information)
(Unaudited)
Segment Information - Home Health

	For the Three-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions) (6):
Medicare	$219.8	$222.0
Non-Medicare	130.0	119.9
Net service revenue	349.8	341.9
Cost of service, inclusive of depreciation	194.5	194.7
Gross margin	155.3	147.2
General and administrative expenses	90.2	88.8
Depreciation and amortization	1.2	1.5
Operating income	$63.9	$56.9
Same Store Growth(1):
Medicare revenue	(1%)	(9%)
Non-Medicare revenue	10%	(3%)
Total admissions	4%	—%
Total volume(2)	3%	(2%)
Key Statistical Data - Total(3)(6):
Admissions	97,453	94,063
Recertifications	45,808	45,821
Total volume	143,261	139,884

Medicare completed episodes	74,848	78,321
Average Medicare revenue per completed episode(4)	$3,005	$3,051
Medicare visits per completed episode(5)	12.5	13.2

Visiting clinician cost per visit	$99.81	$97.68
Clinical manager cost per visit	11.14	10.77
Total cost per visit	$110.95	$108.45
Visits	1,752,449	1,795,611

	For the Six-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions) (6):
Medicare	$435.2	$446.1
Non-Medicare	257.9	231.5
Net service revenue	693.1	677.6
Cost of service, inclusive of depreciation	391.5	379.9
Gross margin	301.6	297.7
General and administrative expenses	179.3	172.0
Depreciation and amortization	2.3	2.4
Operating income	$120.0	$123.3
Same Store Growth(1):
Medicare revenue	(4%)	(4%)
Non-Medicare revenue	11%	—%
Total admissions	6%	1%
Total volume(2)	4%	(1%)
Key Statistical Data - Total(3)(6):
Admissions	199,416	185,827
Recertifications	89,133	88,677
Total volume	288,549	274,504

Medicare completed episodes	148,411	152,764
Average Medicare revenue per completed episode(4)	$2,990	$3,032
Medicare visits per completed episode(5)	12.4	13.1

Visiting clinician cost per visit	$99.83	$97.41
Clinical manager cost per visit	11.13	10.77
Total cost per visit	$110.96	$108.18
Visits	3,527,655	3,511,822
(1)Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total volume includes all admissions and recertifications.
(3)Total includes acquisitions, start-ups and denovos.
(4)Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode reflects the suspension of sequestration at 2% and 1% for the three-month periods ended March 31, 2022 and June 30, 2022, respectively, and the reinstatement of sequestration at 2% for the three and six-month period ended June 30, 2023.
(5)Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)Prior year has been recast to conform to the current year presentation.

Segment Information - Hospice

	For the Three-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions):
Medicare	$188.2	$187.5
Non-Medicare	11.0	10.9
Net service revenue	199.2	198.4
Cost of service, inclusive of depreciation	98.8	107.4
Gross margin	100.4	91.0
General and administrative expenses	47.9	51.6
Depreciation and amortization	0.7	0.6
Operating income	$51.8	$38.8
Same Store Growth(1):
Medicare revenue	—%	—%
Hospice admissions	(6%)	6%
Average daily census	(2%)	—%
Key Statistical Data - Total(2):
Hospice admissions	12,395	13,359
Average daily census	12,918	13,249
Revenue per day, net	$169.47	$164.55
Cost of service per day	$84.03	$89.05
Average discharge length of stay	90	87

	For the Six-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions):
Medicare	$370.9	$370.0
Non-Medicare	21.7	21.4
Net service revenue	392.6	391.4
Cost of service, inclusive of depreciation	200.2	213.8
Gross margin	192.4	177.6
General and administrative expenses	95.8	102.9
Depreciation and amortization	1.3	1.3
Operating income	$95.3	$73.4
Same Store Growth(1):
Medicare revenue	—%	—%
Hospice admissions	(6%)	4%
Average daily census	(1%)	(1%)
Key Statistical Data - Total(2):
Hospice admissions	25,393	27,245
Average daily census	12,825	13,086
Revenue per day, net	$169.15	$165.28
Cost of service per day	$86.24	$90.24
Average discharge length of stay	90	88
(1)Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.
(2)Total includes acquisitions and denovos.

Segment Information - Personal Care (1)

	For the Three-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	—	14.9
Net service revenue	—	14.9
Cost of service, inclusive of depreciation	—	11.4
Gross margin	—	3.5
General and administrative expenses	—	2.3
Depreciation and amortization	—	—
Operating income	$—	$1.2
Key Statistical Data - Total:
Billable hours	—	472,523
Clients served	—	7,759
Shifts	—	201,996
Revenue per hour	$—	$31.59
Revenue per shift	$—	$73.89
Hours per shift	—	2.3

	For the Six-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	15.0	28.9
Net service revenue	15.0	28.9
Cost of service, inclusive of depreciation	11.1	22.2
Gross margin	3.9	6.7
General and administrative expenses	2.3	4.5
Depreciation and amortization	—	0.1
Operating income	$1.6	$2.1
Key Statistical Data - Total:
Billable hours	440,464	923,555
Clients served	7,892	8,591
Shifts	191,379	395,738
Revenue per hour	$33.97	$31.27
Revenue per shift	$78.19	$72.99
Hours per shift	2.3	2.3
(1) We completed the sale of our personal care business on March 31, 2023.

Segment Information - High Acuity Care

	For the Three-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions) (1):
Medicare	$—	$—
Non-Medicare	4.0	2.7
Net service revenue	4.0	2.7
Cost of service, inclusive of depreciation	4.2	2.7
Gross margin	(0.2)	—
General and administrative expenses	5.3	5.2
Depreciation and amortization	0.8	0.8
Operating loss	$(6.3)	$(6.0)
Key Statistical Data - Total:
Full risk admissions	186	104
Limited risk admissions	348	241
Total admissions	534	345

Full risk revenue per episode	$9,303	$11,278
Limited risk revenue per episode	$6,098	$5,316

Number of admitting joint venture markets	11	9

	For the Six-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions) (1):
Medicare	$—	$—
Non-Medicare	8.7	5.2
Net service revenue	8.7	5.2
Cost of service, inclusive of depreciation	9.7	5.1
Gross margin	(1.0)	0.1
General and administrative expenses	9.7	9.5
Depreciation and amortization	1.6	1.6
Operating loss	$(12.3)	$(11.0)
Key Statistical Data - Total:
Full risk admissions	344	210
Limited risk admissions	807	468
Total admissions	1,151	678

Full risk revenue per episode	$10,236	$10,672
Limited risk revenue per episode	$5,878	$5,541

Number of admitting joint venture markets	11	9
(1)Prior year has been recast to conform to the current year presentation.

Segment Information - Corporate

	For the Three-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions) (1):
General and administrative expenses	$69.6	$40.0
Depreciation and amortization	2.0	3.3
Total operating expenses	$71.6	$43.3

	For the Six-Month Periods Ended June 30,
	2023	2022
Financial Information (in millions) (1):
General and administrative expenses	$120.4	$83.4
Depreciation and amortization	4.0	8.8
Total operating expenses	$124.4	$92.2
(1)Prior year has been recast to conform to the current year presentation.

AMEDISYS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
(Amounts in thousands)
(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2023	2022	2023	2022
Net (loss) income attributable to Amedisys, Inc.	$(80,275)	$29,579	$(55,029)	$61,250
Add:
Income tax expense	18,250	11,319	28,050	23,338
Interest expense, net	6,760	8,275	13,871	11,435
Depreciation and amortization	6,199	6,220	11,893	14,228
Certain items(1)	123,704	23,609	133,691	35,059
Interest component of certain items(1)	—	(4,652)	—	(4,652)
Adjusted EBITDA(2)(6)	$74,638	$74,350	$132,476	$140,658

Adjusted Net Service Revenue Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2023	2022	2023	2022
Net service revenue	$552,968	$557,890	$1,109,357	$1,103,147
Add:
Certain items(1)	—	8,374	—	8,374
Adjusted net service revenue(3) (6)	$552,968	$566,264	$1,109,357	$1,111,521

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2023	2022	2023	2022
Net (loss) income attributable to Amedisys, Inc.	$(80,275)	$29,579	$(55,029)	$61,250
Add:
Certain items(1)	125,153	18,373	132,642	26,847
Adjusted net income attributable to Amedisys, Inc.(4)(6)	$44,878	$47,952	$77,613	$88,097

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2023	2022	2023	2022
Net (loss) income attributable to Amedisys, Inc. common stockholders per diluted share	$(2.46)	$0.91	$(1.69)	$1.87
Add:
Certain items(1)	3.83	0.56	4.06	0.82
Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share(5)(6)	$1.37	$1.47	$2.38	$2.69

(1)    The following details the certain items for the three and six-month periods ended June 30, 2023 and 2022:

Certain Items (in thousands):

	For the Three-Month Periods Ended June 30, 2023	For the Six-Month Periods Ended June 30, 2023
	(Income) Expense	(Income) Expense
Certain Items Impacting Cost of Service, Inclusive of Depreciation:
Clinical optimization and reorganization costs	$—	$114
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	1,101	2,768
Executive Board of Directors/CEO transition award	3,435	4,185
Merger-related legal and professional fees	19,451	20,171
Clinical optimization and reorganization costs	567	3,737
Personal care divestiture	11	525
Certain Items Impacting Total Other Income (Expense):
Other (income) expense, net (includes $106,000 merger termination fee)	99,139	102,191
Total	$123,704	$133,691
Net of tax	$125,153	$132,642
Diluted EPS	$3.83	$4.06

	For the Three-Month Periods Ended June 30, 2022	For the Six-Month Periods Ended June 30, 2022
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$8,374	$8,374
Certain Items Impacting Cost of Service:
COVID-19 costs	1,803	5,536
Clinical optimization and reorganization costs	195	195
Fuel supplement	1,016	1,353
Integration costs	1,401	1,401
Certain Items Impacting General and Administrative Expenses:
Acquisition and integration costs	5,323	6,701
COVID-19 costs	84	237
Executive Board of Directors/CEO transition award	—	3,500
Legal fees - non-routine	190	241
Clinical optimization and reorganization costs	869	869
Legal settlement	(1,058)	(1,058)
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	4,652	4,652
Other (income) expense, net	760	3,058
Total	$23,609	$35,059
Net of tax	$18,373	$26,847
Diluted EPS	$0.56	$0.82

(2) Adjusted EBITDA is defined as net (loss) income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.
(3) Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)    Adjusted net income attributable to Amedisys, Inc. is defined as net (loss) income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)    Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(6)    Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.